Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest Nasdaq-100® Moderate Buffer ETF – February

FT Vest U.S. Equity Buffer ETF – February

FT Vest U.S. Equity Deep Buffer ETF – February

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – February

FT Vest U.S. Equity Moderate Buffer ETF – February

FT Vest U.S. Small Cap Moderate Buffer ETF – February

(each a “Fund”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS

DATED FEBRUARY 23, 2026

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On February 20, 2026, each Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of February 23, 2026. The new Target Outcome Period will end on February 19, 2027. The cap for each Fund for the Target Outcome Period beginning on February 23, 2026 is set forth below

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest Nasdaq-100® Moderate Buffer ETF – February (QMFE)	15.01%	14.11%
FT Vest U.S. Equity Buffer ETF – February (FFEB)	15.01%	14.16%
FT Vest U.S. Equity Deep Buffer ETF – February (DFEB)	11.87%	11.02%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – February (XFEB)	10.26%	9.41%
FT Vest U.S. Equity Moderate Buffer ETF – February (GFEB)	12.05%	11.21%
FT Vest U.S. Small Cap Moderate Buffer ETF – February (SFEB)	17.36%	16.46%

Please Keep this Supplement with your Fund Prospectus for Future Reference